Income Taxes - Changes in Valuation Allowance for Deferred Tax Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014		Mar. 31, 2013		Mar. 31, 2012
Income taxes
Balance at beginning of year	¥ 522,220		¥ 490,986		¥ 461,966
Net change during the year	(31,617)	[1]	31,234	[2]	29,020	[3]
Balance at end of year	¥ 490,603		¥ 522,220		¥ 490,986

[1]	Includes \29,134 million mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative \47,263 million related to certain foreign subsidiaries which is due mainly to the liquidation of a certain subsidiary and the decrease of allowance for the deferred tax assets previously recorded, and negative \13,488 million related to Japanese subsidiaries and the Company, which is determined based on a reassessment of future realizable value and also due to the decrease of allowance for the deferred tax assets previously recorded. In total, \31,617 million of allowances decreased for the year ended March 31, 2014.
[2]	Includes \52,862 million which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative \22,903 million related to the de-consolidation of NREH into an equity method affiliate, and \1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, \31,234 million of allowances increased for the year ended March 31, 2013.
[3]	Includes \24,715 million which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, \20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative \15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, \29,020 million of allowances increased for the year ended March 31, 2012.